UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2010
THE TALBOTS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12552	41-1111318

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Talbots Drive, Hingham, Massachusetts	02043

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 749-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On April 8, 2010, The Talbots, Inc. (“Talbots” or the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) disclosing, among other things, that Talbots had completed its acquisition of BPW Acquisition Corp. (“BPW”) in accordance with the Agreement and Plan of Merger, dated as of December 8, 2009, among Talbots, Tailor Acquisition, Inc. (“Merger Sub”), a wholly owned subsidiary of Talbots, and BPW, as amended (the “Merger Agreement”), by means of the merger of Merger Sub with and into BPW (the “Merger”), following the completion of the Company’s offer to exchange each outstanding warrant to acquire shares of common stock of BPW for shares of Talbots common stock or warrants to acquire shares of Talbots common stock (the “Exchange Offer”). Immediately following the Merger, BPW was merged with and into Talbots. The Company also disclosed that it had entered into certain other transactions related to the Merger, including the repayment of all of the Company’s outstanding debt to AEON Co., Ltd. and AEON (U.S.A.), Inc. (“AEON (U.S.A.)”), the Company’s then majority shareholder, the issuance of one million Talbots warrants to repurchase all shares of Talbots common stock held by AEON (U.S.A.), and the execution of a new senior secured revolving credit facility (such transactions collectively with the Merger and the Exchange Offer, the “BPW Transactions”).
In the Original 8-K, the Company reported that the information required by Item 9.01 would be filed by amendment no later than 71 calendar days after the date the Original 8-K was required to be filed. The Company is filing this amendment to the Original Form 8-K to include such information.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The financial statements required by this Item 9.01(a) were included in BPW’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed with the Securities and Exchange Commission on March 16, 2010, and are incorporated herein by reference.
(b) Pro Forma Financial Information
The unaudited pro forma condensed combined financial information of the Company and its subsidiaries as of January 30, 2010, and for the years ended January 30, 2010 and January 31, 2009, giving effect to the BPW Transactions, is filed as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.
(d) Exhibits
99.1	Unaudited pro forma condensed combined balance sheet of the Company and its subsidiaries as of January 30, 2010, and unaudited pro forma condensed combined statements of operations of the Company and its subsidiaries for the years ended January 30, 2010 and January 31, 2009, giving effect to the BPW Transactions.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TALBOTS, INC.
Dated: June 18, 2010	By:	/s/ Michael Scarpa
		Name:	Michael Scarpa
		Title:	Chief Operating Officer, Chief Financial Officer and Treasurer

EXHIBIT INDEX
Exhibits
99.1	Unaudited pro forma condensed combined balance sheet of the Company and its subsidiaries as of January 30, 2010, and unaudited pro forma condensed combined statements of operations of the Company and its subsidiaries for the years ended January 30, 2010 and January 31, 2009, giving effect to the BPW Transactions.